UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     January 14, 2013

SCORES HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Utah	000-16665	87-0426358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

533-535 West 27th Street, New York, NY		10001
(Address of principal executive offices)		(Zip Code)

212-864-4900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (“Amendment No. 1”) is filed solely to correct a typographical error in Item 9.01 and the Exhibit Index in the Current Report on Form 8-K (the “Original 8-K”) filed with the SEC by the Company on January 15, 2013. No other changes have been made to the Original 8-K.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On January 14, 2013, Scores Holding Company, Inc. (the “Company” “we” or “us”) engaged Liggett, Vogt & Webb, P.A. (“Liggett”) as our principal independent registered public accounting firm, and effective January 14, 2013, we dismissed Sherb & Co., (“Sherb”) as our principal independent registered public accounting firm. The decision to dismiss Sherb and to appoint Liggett was approved by our board of directors.

Sherb’s report on our financial statements for either of the two most recent fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our two most recent fiscal years ended December 31, 2011 and 2010 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Sherb on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of Sherb, would have caused Sherb to make reference to the subject matter of the disagreement(s) in connection with its report.

During our two most recent fiscal years ended December 31, 2011 and 2010 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Sherb with a copy of the disclosure in this Item 4.01 of this Current Report on Form 8-K prior to its filing with the SEC, and requested that it furnish us with a letter addressed to the SEC stating whether it agrees with the statements made in this Item 4.01 of this current report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from Sherb is filed as an Exhibit 16.1 to this Current Report on Form 8-K.

During our two most recent fiscal years ended December 31, 2011 and 2010 and in the subsequent interim period through the date of appointment, we have not consulted with Liggett regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Liggett provided to us a written report or oral advice that Liggett concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with Liggett regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

16.1	Letter dated January 14, 2013 from Sherb & Co., LLP re change in certifying accountant of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCORES HOLDING COMPANY, INC.

Date: January 15, 2013	By:	/s/ Howard Rosenbluth
Name: Howard Rosenbluth
Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

16.1	Letter dated January 14, 2013 from Sherb & Co., LLP re change in certifying accountant of the Company